Item 1: Report to Shareholders

Virginia Tax-Free Bond Fund	February 29, 2008

The views and opinions in this report were current as of February 29, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Virginia tax-free municipal securities struggled in the 6- and 12-month periods ended February 29, 2008. In the last six months, munis were pressured by reduced liquidity and a continuing flight to quality, as monoline insurers unexpectedly reported significant mortgage-related exposure that seemed to jeopardize their ability to continue to insure against municipal bond defaults. In an attempt to keep financial market turmoil and tighter lending conditions from pushing the economy into a recession, the Federal Reserve slashed the fed funds target rate from 5.25% to 3.00% in the last six months. In this environment, the Virginia Tax-Free Bond Fund lost ground in the 6- and 12-month periods but outperformed its average competitor.

HIGHLIGHTS

• Virginia municipal securities struggled during the past six months and year due in large part to problems among the monoline insurers that back some municipal debt.

• The Virginia Tax-Free Bond Fund outpaced its Lipper benchmark for the 6- and 12-month periods ended February 29, 2008.

• The fund’s underweight in insured bonds, which stems from our preference for in-house research on securities, helped its favorable relative results.

• We believe Virginia municipal securities are attractively valued.

MARKET ENVIRONMENT

Economic growth slowed dramatically during the second half of our fiscal year. According to current estimates, the economy expanded at an annualized rate of only 0.6% in the fourth quarter of 2007 versus 4.9% in the third quarter. With the housing market continuing to deteriorate, the manufacturing and services sectors beginning to show signs of contraction, inflation pushing higher, and recent job growth proving sluggish, it seems that the economy is teetering on the edge of a recession—conventionally defined as two consecutive quarters of negative gross domestic product (GDP) growth.

As subprime mortgage losses mounted in the last six months and banks significantly curtailed their lending activities in an attempt to avoid additional losses, the Federal Reserve took several actions to encourage lending, increase liquidity, and keep credit market turmoil from undercutting the economy. Perhaps the most far-reaching of these actions was a substantial, multistep reduction in the fed funds target rate—an inter-bank lending rate that banks also use as a benchmark for their prime lending rates to consumers—from 5.25% to 3.00%. Although inflation currently is higher than what monetary policy officials would prefer, the central bank seems poised to continue cutting rates in the months ahead to keep the economy from deteriorating further. (After our reporting period ended, the Fed reduced the fed funds rate to 2.25% on March 18.)

As shown in the graph, Virginia municipal bond yields remained relatively stable through much of our fiscal year before shooting higher as the period ended. Virginia was not alone in this pattern. Due to a substantial February sell-off in the municipal market, tax-free bond yields nationwide spiked sharply above the yields of Treasury bonds with similar maturities. As of February 29, 2008, for example, the 4.12% yield offered by a 10-year municipal bond rated AAA was an unprecedented 117% of the 3.51% yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since 1990. Based on current valuations and a continued belief that the municipal bond market is still a high-quality market, we believe that investors who are seeking tax-free income and are willing to endure this extraordinary period of volatility—which could last for some time—should consider taking advantage of what appears to be a great buying opportunity in the municipal bond market.

MUNICIPAL MARKET NEWS

New municipal issuance in 2007 reached a record $427 billion, according to The Bond Buyer, eclipsing the previous record of $408 billion in 2005. While demand from retail investors has been strong given the adjustment in tax-free interest rates, overall demand for tax-free securities from nontraditional investors, such as hedge funds and foreign entities, has slowed, which has contributed to municipal market weakness. Although conventional new supply is down so far in 2008, there has been an increase in secondary supply—stemming in part from the unwinding of structured transactions that create floating-rate securities from pools of long-term municipal bonds. In addition, tax-free bonds have been lagging in part because of concerns that the economic slowdown and falling real estate values will have an adverse impact on revenues collected by municipal governments.

The failure of the auction-rate securities (ARS) market in February is a relatively new concern for municipal investors. ARS typically have long-term maturities, but because they are structured with interest rates that are reset every seven, 28, or 35 days through an auction process, many have invested in these securities with the view that they could be treated as cash equivalents. Auctions have been failing because broker-dealers who typically support this market are either unable or unwilling to do so in the current environment. At this time, we believe that failures within the ARS market represent a liquidity issue, rather than a credit issue, and that the short-term credit implications for ARS issuers will be contained. However, an extended dislocation or a permanent end to this market in conjunction with the inability of certain issuers to refinance their debts could have a material impact on certain ARS issuers, particularly those with weaker financial situations.

Yet another negative factor affecting the municipal market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest when an issuer defaults. Monoline insurers, which insure about half of the $2.5 trillion municipal bond market and are typically AAA rated by the major credit rating agencies, have come under substantial pressure due to apparently high exposure to structured financial products that house significant subprime mortgage risk. Downgrades of monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market and therefore lead to subsequent downgrades of the bonds they insure. This could force some portfolios to sell holdings whose ratings have fallen outside of a permissible range.

While we realize this negative environment may linger, we have a positive long-term outlook for the municipal asset class. Current valuations—with AAA tax-exempt yields higher than Treasury yields across all maturities—present an attractive option for taxable investors in any tax bracket. The municipal bond market remains a high-quality market, where about half of the outstanding bonds are rated AAA or AA without an insurance guarantee. Many of the concerns regarding the financial health of monoline insurers seem to have already been discounted by the municipal bond market. Valuations of municipals relative to Treasuries are at historically cheap levels.

At T. Rowe Price, as an ongoing and integral part of our municipal bond investment process, we have always evaluated the fundamental merits of the issuer of each municipal bond investment, whether the security is insured or not. We believe this rigorous attention to fundamental research will continue to reward our investors over the long term.

VIRGINIA MARKET NEWS

Virginia continues to display healthy trends and strong creditworthiness. During 2007, Virginia’s unemployment rate averaged just 3.1%, and the commonwealth’s December 2007 unemployment rate of 3.5% was much lower than the national unemployment rate of 5.0%. Population growth has been steady and robust: From 2000 to 2007, Virginia’s population increased 11% to reach 7.7 million people, compared with a 7% growth rate for the United States. Virginia ranked ninth nationally in 2006 on the basis of median household income, topping the national average by 16%.

Audited results for the fiscal year ended June 30, 2007, indicate satisfactory financial performance in Virginia with general fund revenues increasing by 5% over fiscal year 2006. Most notable was a 5% rise in personal income taxes. As of June 30, 2007, Virginia’s unreserved general fund balance stood at $1.8 billion—a solid 12% of general fund revenues.

In the first month of 2008, Virginia’s general fund revenues were $7.5 billion, or 3.2% higher than the same period the previous year and equal to the annual forecast. However, with the slowing of the national and local economies, state officials anticipate weakness in general fund revenue collections for the rest of the fiscal year and expect a budgetary shortfall of $340 million. The governor has called for 5% reductions in spending and other measures to preserve budgetary balance. We believe that legislators in the commonwealth will act responsibly to tighten the budget. While they may dip into the rainy day fund as well, they are not likely to do so to such an extent as to jeopardize any of its bond ratings. General obligation bonds issued by Virginia are rated AAA by Moody’s, S&P, and Fitch, and all three rating agencies carry a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGY

The Virginia Tax-Free Bond Fund returned -1.47% and -2.60% for the 6- and 12-month periods ended February 29, 2008, respectively. While these results were again disappointing on an absolute basis, they significantly outpaced the Lipper peer group average. Dividends per share fell slightly over the past six months, although the fund’s yield increased as a result of a decline in net asset value. The fund’s relative performance benefited from our short-term high-quality holdings, sector allocations, and low fees.

Another major factor benefiting relative returns in the period was our underweight in insured bonds. As described above, many of these issues performed poorly due to turmoil among the monoline insurers, and insured bonds with weak underlying credits posted particularly poor results. This fund historically has been light on municipal bond insurance exposure, as we prefer to use T. Rowe Price’s in-house credit research and buy uninsured bonds. Further, when we have bought insured bonds, we have always reviewed the underlying credit to make sure it was something we would like to own even without insurance. Our direct exposure to bond insurance in the portfolio held steady over the period at about 33%, compared with the overall market weighting of 45%.

The fund’s interest rate positioning remained relatively constant despite the disruptions in the municipal market. We kept slightly more cash through the end of the period, as we wanted to keep some powder dry for any further market dislocations. As a result, our average maturity dropped, though rising rates contributed to a much longer duration at the end of the period.

From a sector perspective, the fund saw few changes over the past six months. We moderately reduced our hospital holdings, which helped results as hospital returns were weak this period. We also reduced our exposure to Puerto Rico general obligation bonds and related debt, as the commonwealth continues to face fiscal challenges and persistent fallout from a U.S. economic downturn. (Income from Puerto Rico debt is deductible for Virginia residents.) Although valuations for lower-quality, higher-yielding credits at the end of the period were much more compelling than at the outset, we added few holdings in the low-quality sectors over the last six months.

With municipals yielding more than Treasuries across all maturities, we expect to reduce our cash and buy longer-dated issues in the coming months. While there may be near-term volatility, we believe the prospect for good relative returns in our market is greatly improved. As always, we will seek to continue delivering superior returns for our shareholders through our low fees, the strong research of our credit analysts, and the opportunistic investing of our trading team.

OUTLOOK

Since last August, the Federal Reserve has slashed the fed funds target rate and introduced a series of measures to provide more liquidity to the markets in an attempt to prevent ongoing financial market disruptions from spilling over into the broader economy. Nevertheless, the housing sector continues to weaken, and the likelihood of slower economic and job growth in the months ahead should permit the Fed to authorize additional interest rate cuts.

We believe the relative weakness of tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities in the last six months has been driven primarily by the flight to U.S. government securities and reduced liquidity, rather than fundamental municipal credit concerns. In light of generally favorable fundamentals for the municipal market, we believe tax-exempt bonds now offer very compelling values relative to taxable bonds for investors in all tax brackets. In fact, valuations are more attractive than at any time in recent memory.

T. Rowe Price’s municipal bond portfolio managers and credit analysts are monitoring the municipal market very carefully and are identifying opportunities to invest in securities with attractive yields and a good risk/reward tradeoff. Before investing, we will continue to rely on our rigorous, independent research to evaluate the fundamental merits of the issuer of each security under consideration.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

March 20, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all mutual funds, the fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Tender option bonds: Obligations that grant the bondholder the right to require the issuer (or a specified third party acting as agent for the issuer) to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.7%		
VIRGINIA 91.7%		
Abingdon IDA, Johnston Memorial Hosp., 5.25%, 7/1/16	1,500	1,515
Albemarle County IDA, Martha Jefferson Hosp., 5.25%, 10/1/17	2,430	2,474
Albemarle County IDA, Martha Jefferson Hosp., 5.25%, 10/1/35	1,000	916
Alexandria, Consolidated Public Improvement, GO 4.50%, 6/15/13	150	157
Alexandria, Consolidated Public Improvement, GO 5.50%, 6/15/19 (Prerefunded 6/15/10) (1)	2,230	2,378
Alexandria, Consolidated Public Improvement, GO 5.75%, 6/15/20 (Prerefunded 6/15/10) (1)	2,980	3,195
Alexandria, GO, 5.00%, 6/15/22	1,915	1,946
Alexandria, GO, 5.00%, 6/15/23	2,915	2,944
Alexandria IDA, Episcopal High School, 5.00%, 1/1/29	3,690	3,467
Alexandria IDA, Episcopal High School, 5.00%, 1/1/33	4,600	4,290
Alexandria IDA, Episcopal High School, 5.875%, 1/1/23 (Prerefunded 1/1/09) (1)	1,250	1,294
Alexandria IDA, Episcopal High School, 6.00%, 1/1/17 (Prerefunded 1/1/09) (1)	1,060	1,098
Arlington County, GO, 5.00%, 5/15/25	4,355	4,365
Arlington County, Public Improvement, 5.00%, 2/1/21 (Prerefunded 2/1/12) (1)	1,415	1,503
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/18 (Prerefunded 7/1/11) (1)	1,000	1,081
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/15 (Prerefunded 7/1/11) (1)	1,465	1,584
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/16 (Prerefunded 7/1/11) (1)	4,555	4,924
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/17 (Prerefunded 7/1/11) (1)	820	886
Bedford County Economic Dev. Auth., Public Fac. 5.25%, 5/1/31 (2)	3,000	2,925
Bedford County IDA, Georgia-Pacific, 5.60%, 12/1/25 (3)	1,715	1,408
Bristol, Utility, 5.25%, 7/15/26 (2)	3,325	3,326

Bristol, Utility, 5.75%, 7/15/13 (4)(5)	1,045	1,164
Charles City County IDA, IDRB, Waste Management 4.875%, 2/1/09 (3)	3,350	3,375
Charles City County IDA, IDRB, Waste Management 6.25%, 4/1/27 (Tender 4/1/12) (3)	750	790
Charlottesville IDA, Univ. of Virginia Foundation, VRDN 3.00%, 12/1/37	4,755	4,755
Chesapeake Bay Bridge & Tunnel Dist., 5.50%, 7/1/25 (2)	2,400	2,518
Chesapeake Toll Road, 5.625%, 7/15/19	1,200	1,222
Chesapeake Toll Road, 5.625%, 7/15/32	1,500	1,451
Chesterfield County IDA, Virginia Electric & Power 5.875%, 6/1/17	500	526
Chesterfield County IDA, Virginia Electric & Power 5.875%, 6/1/17	1,500	1,562
City of Fairfax, GO, 5.00%, 1/15/30	2,000	1,966
City of Suffolk, Public Improvement, GO, 4.50%, 2/1/28 (2)	5,750	5,228
Culpeper IDA, 5.00%, 1/1/26 (2)	3,765	3,540
Fairfax County, COP, 6.10%, 4/15/32	3,055	3,188
Fairfax County, GO, 4.75%, 6/1/23	6,825	6,658
Fairfax County Economic Dev. Auth., Goodwin House 5.125%, 10/1/37	1,500	1,270
Fairfax County Economic Dev. Auth., Joint Public Use 5.00%, 5/15/25	6,100	5,975
Fairfax County Economic Dev. Auth., National Wildlife Federation, 5.25%, 9/1/17 (2)	2,000	2,065
Fairfax County Economic Dev. Auth., Route 28 Transportation 5.00%, 4/1/33 (2)	3,500	3,383
Fairfax County Economic Dev. Auth., Smithsonian Institution VRDN, 3.30%, 12/1/33	130	130
Fairfax County Economic Dev. Auth., Vienna II Metrorail 6.00%, 9/1/19 (Prerefunded 9/1/09) (1)	1,975	2,107
Fairfax County Economic Dev. Auth., Vienna II Metrorail 6.00%, 9/1/20 (Prerefunded 9/1/09) (1)	2,090	2,229

Fairfax County Water Auth., 5.00%, 4/1/30	9,850	9,681
Fairfax County Water Auth., 5.80%, 1/1/16 (4)	5,370	5,798
Fairfax County Water Auth., 6.00%, 4/1/15 (Prerefunded 4/1/10) (1)	1,140	1,222
Fauquier County IDA, Fauquier Hosp., 5.00%, 10/1/27	500	448
Fauquier County IDA, Fauquier Hosp., 5.25%, 10/1/37	1,000	883
Fredericksburg IDA, Medicorp Health, 5.25%, 6/15/27	1,040	982
Front Royal & Warren County IDA, 5.00%, 4/1/35 (5)	6,400	6,064
Giles County IDA, PCR, Celanese Americas Corp. 5.95%, 12/1/25 (3)	1,610	1,371
Giles County IDA, PCR, Celanese Americas Corp. 6.625%, 12/1/22 (3)	1,485	1,355
Greater Richmond Convention Center, 6.125%, 6/15/29 (Prerefunded 6/15/10) (1)	4,585	4,949
Halifax County IDA, Old Dominion Electric Cooperative 5.625%, 6/1/28 (3)(6)	2,955	2,959
Halifax County IDA, Regional Long-Term Care, 5.625%, 7/1/12	1,585	1,585
Hampton IDA, Sentara Healthcare, 5.375%, 11/1/15	5,300	5,341
Hanover County IDA, Bon Secours Health, 6.375%, 8/15/18 (2)	1,000	1,117
Hanover County IDA, Bon Secours Health, 6.50%, 8/15/10 (2)	1,300	1,398
Harrisonburg IDA, Rockingham Memorial Hosp. 5.00%, 8/15/46 (6)	4,000	3,710
Harrisonburg IDA, Rockingham Memorial Hosp., AR 9.00%, 8/15/46 (6)	5,175	5,175
Henrico County Economic Dev. Auth., Bon Secours Health 5.60%, 11/15/30 (Prerefunded 11/15/12) (1)	180	197
Henrico County Economic Dev. Auth., Bon Secours Health 5.60%, 11/15/30	4,120	4,104
Henrico County Economic Dev. Auth., Regional Jail 6.125%, 11/1/19	2,000	2,124
Henrico County Economic Dev. Auth., United Methodist Homes 6.70%, 6/1/27 (Prerefunded 6/1/12) (1)	530	597

Henrico County Economic Dev. Auth., United Methodist Homes 6.70%, 6/1/27	1,470	1,484
Henrico County IDA, Bon Secours Health, 6.00%, 8/15/16 (2)	865	937
Henrico County IDA, Bon Secours Health, 6.25%, 8/15/20 (2)	1,750	1,923
Henrico County Water & Sewer, 5.00%, 5/1/36	5,000	4,845
Hopewell IDA, Smurfit - Stone Container, 5.25%, 6/1/15	2,000	1,776
Isle of Wight, GO, 5.00%, 7/1/23 (6)	1,670	1,644
James City County, GO, 5.00%, 12/15/27	4,705	4,658
James City County Economic Dev. Auth., Public Fac. 5.00%, 6/15/26 (5)	2,000	1,962
James City County Economic Dev. Auth., Windsormeade 5.40%, 7/1/27	1,500	1,300
James City County Economic Dev. Auth., Windsormeade 5.50%, 7/1/37	2,250	1,893
James City County IDA, Williamsburg Landing, 6.125%, 3/1/32	2,000	1,946
Lexington IDA, Kendal at Lexington, 5.375%, 1/1/28	750	648
Lexington IDA, Kendal at Lexington, 5.50%, 1/1/37	2,300	1,947
Lexington IDA, Stonewall Jackson Hosp., 7.00%, 7/1/30	2,295	2,313
Lexington IDA, Virginia Military Institute Dev. Board, VRDN 3.50%, 12/1/36	1,250	1,250
Loudoun County, 5.25%, 1/1/18 (Prerefunded 1/1/10) (1)	2,525	2,656
Loudoun County, 5.25%, 5/1/21 (Prerefunded 5/1/12) (1)	1,755	1,886
Loudoun County, Public Improvement, GO, 5.00%, 5/1/23	2,255	2,273
Loudoun County, Public Improvement, GO, 5.25%, 1/1/19 (Prerefunded 1/1/10) (1)	1,650	1,736
Loudoun County, Public Improvement, GO, 5.25%, 1/1/20 (Prerefunded 1/1/10) (1)	2,650	2,788
Loudoun County, Public Improvement, GO, 5.375%, 1/1/14 (Prerefunded 1/1/10) (1)	1,650	1,739
Loudoun County, Public Improvement, GO, 5.75%, 12/1/18 (Prerefunded 12/1/09) (1)	1,685	1,786
Loudoun County IDA, Falcons Landing, 6.00%, 8/1/24	2,750	2,674

Loudoun County IDA, Loudon Hosp., 6.10%, 6/1/32 (Prerefunded 6/1/12) (1)	1,250	1,394
Loudoun County Sanitation Auth., Water & Sewer 5.00%, 1/1/29	1,355	1,329
Loudoun County Sanitation Auth., Water & Sewer 5.00%, 1/1/33	3,450	3,359
Madison County IDA, Woodberry Forest School, VRDN 3.70%, 10/1/37	1,150	1,150
New Port CDA, 5.60%, 9/1/36	1,000	783
Newport News, GO, 5.00%, 3/1/21	2,000	2,035
Newport News, GO, 5.00%, 8/15/21 (Prerefunded 8/15/11) (1)	1,000	1,069
Newport News, Water, 4.75%, 6/1/31 (5)	5,135	4,760
Newport News Economic Dev. Auth., GO, 5.25%, 1/15/21	1,335	1,383
Norfolk Airport Auth., 5.375%, 7/1/16 (7)	1,675	1,744
Norfolk Airport Auth., 5.375%, 7/1/16 (3)(7)	1,650	1,680
Norfolk Airport Auth., 5.375%, 7/1/17 (3)(7)	1,600	1,620
Norfolk Economic Dev. Auth., BBL ODU, 5.625%, 11/1/15 (3)	450	417
Norfolk Economic Dev. Auth., BBL ODU, 6.00%, 11/1/36 (3)	1,435	1,224
Norfolk Parking, 5.00%, 2/1/25 (2)	6,285	6,096
Orange County IDA, Public Fac., 5.00%, 2/1/25 (Prerefunded 2/1/12) (1)(6)	1,750	1,871
Peninsula Airport Commission, Newport News, GO 5.25%, 7/15/12 (3)	1,200	1,255
Peninsula Airport Commission, Newport News, GO 5.375%, 7/15/15 (3)	1,080	1,131
Peninsula Airport Commission, Newport News, GO 5.50%, 7/15/21 (3)	1,385	1,396
Peninsula Ports Auth., Baptist Homes, 5.25%, 12/1/21	1,000	882
Peninsula Ports Auth., Baptist Homes, 5.375%, 12/1/26	1,000	841
Peninsula Ports Auth., Baptist Homes, 5.40%, 12/1/33	1,000	816
Peninsula Town Center CDA, 6.45%, 9/1/37	750	659

Pocahontas Parkway Assn., Zero Coupon, 8/15/09 (Prerefunded 8/15/08) (1)	1,000	954
Pocahontas Parkway Assn., Zero Coupon, 8/15/11 (Prerefunded 8/15/08) (1)	1,700	1,446
Pocahontas Parkway Assn., Zero Coupon, 8/15/18 (Prerefunded 8/15/08) (1)	1,550	861
Portsmouth, GO, 5.00%, 4/1/26 (2)	3,535	3,514
Powhatan County Economic Dev. Auth., 5.00%, 3/15/27 (6)	1,070	1,022
Powhatan County Economic Dev. Auth., 5.00%, 3/15/32 (6)	3,000	2,863
Powhatan County Economic Dev. Auth., 5.25%, 7/15/25 (6)	1,525	1,521
Prince William County, 5.25%, 12/1/16	500	532
Prince William County IDA, Potomac Hosp., 5.20%, 10/1/30	1,545	1,420
Prince William County IDA, Potomac Hosp., 5.50%, 10/1/20	1,120	1,128
Prince William County Park Auth., Park Improvement Fac. 5.875%, 10/15/19	4,135	4,259
Prince William County Service Auth., Water & Sewer 5.00%, 7/1/21	3,110	3,166
Richmond, GO, 5.50%, 1/15/16 (5)	5,000	5,330
Richmond, GO, 5.50%, 1/15/18 (5)	1,000	1,056
Richmond Metropolitan Auth., Expressway, 5.25%, 7/15/22 (7)	5,610	5,729
Richmond Metropolitan Auth., Expressway, 5.25%, 7/15/22 (7)	3,000	3,064
Richmond Public Utilities, 5.00%, 1/15/27 (5)	2,000	1,971
Richmond Public Utilities, 5.00%, 1/15/35 (5)	4,000	3,857
Richmond Public Utilities, GO, 4.50%, 1/15/33 (5)	7,000	6,207
Riverside Regional Jail Auth., 5.00%, 7/1/28 (2)	2,510	2,379
Roanoke, Public Improvement, GO, 6.00%, 10/1/17 (Prerefunded 10/1/09) (1)	500	535
Roanoke, Public Improvement, GO, 6.00%, 10/1/19 (Prerefunded 10/1/09) (1)	4,810	5,143
Roanoke IDA, Carilion Health, 5.50%, 7/1/20 (2)	2,000	2,024
Roanoke IDA, Carilion Health, 5.50%, 7/1/21 (2)	1,670	1,681
Roanoke IDA, Carilion Health, 5.75%, 7/1/13 (2)	2,375	2,541

Roanoke IDA, Carilion Health, 6.125%, 7/1/17 (2)(4)	7,205	8,146
Roanoke IDA, Carilion Health, VRDN, 3.50%, 7/1/27 (5)	2,730	2,730
Southhampton County IDA, Public Fac., 5.00%, 4/1/25 (8)	4,000	3,758
Spotsylvania County, Public Improvement, GO 5.00%, 1/15/27 (5)	5,135	5,098
Spotsylvania County, Water & Sewer, 5.00%, 6/1/24 (5)	2,575	2,563
Spotsylvania County, Water & Sewer, 5.00%, 6/1/25 (5)	1,385	1,366
Spotsylvania County, Water & Sewer, 5.00%, 6/1/26 (5)	1,450	1,423
Spotsylvania County, Water & Sewer, 5.00%, 6/1/35 (5)	5,000	4,820
Spotsylvania County IDA, School Fac., 5.00%, 8/1/28 (6)	2,500	2,377
Staunton, GO, 6.25%, 2/1/25 (Prerefunded 2/1/14) (1)(6)	1,000	1,149
Tobacco Settlement Fin. Corp., 5.00%, 6/1/47	4,275	3,368
Tobacco Settlement Fin. Corp., 5.625%, 6/1/37 (Prerefunded 6/1/15) (1)	1,000	1,100
Univ. of Virginia, 5.00%, 6/1/27	3,000	2,978
Univ. of Virginia, 5.00%, 6/1/37	10,000	9,686
Univ. of Virginia, 5.25%, 6/1/13	3,880	4,018
Univ. of Virginia, GO, VRDN, 3.20%, 6/1/34	500	500
Upper Occoquan Sewage Auth., 4.50%, 7/1/29 (5)	5,260	4,701
Upper Occoquan Sewage Auth., 4.75%, 7/1/34	5,750	5,250
Upper Occoquan Sewage Auth., 5.00%, 7/1/24 (5)	3,000	2,983
Upper Occoquan Sewage Auth., 5.00%, 7/1/41	5,000	4,714
Virginia, GO, 5.00%, 6/1/14 (Prerefunded 6/1/11) (1)	1,000	1,058
Virginia Beach Dev. Auth., Sentara Healthcare 5.25%, 11/1/14	500	508
Virginia Beach Dev. Auth., Sentara Healthcare 6.00%, 2/15/10 (6)	2,000	2,102
Virginia Beach Dev. Auth., Westminster-Canterbury of Hampton Roads, 7.25%, 11/1/32 (Prerefunded 11/1/09) (1)	1,500	1,635
Virginia Beach Water & Sewer, 5.00%, 10/1/21	1,910	1,929
Virginia Beach Water & Sewer, 5.00%, 10/1/30	3,980	3,834

Virginia College Building Auth., 5.50%, 2/1/13	1,000	1,074
Virginia College Building Auth., 21st Century College, VRDN 3.50%, 2/1/26	3,280	3,280
Virginia College Building Auth., 21st Century College, VRDN 3.99%, 2/1/26	1,482	1,482
Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/24	3,290	3,290
Virginia College Building Auth., Public Higher Ed. Fin. 5.50%, 9/1/15 (Prerefunded 9/1/10) (1)	1,055	1,120
Virginia College Building Auth., Washington & Lee Univ. 5.00%, 1/1/09	1,210	1,237
Virginia College Building Auth., Washington & Lee Univ. 5.00%, 1/1/10	750	780
Virginia College Building Auth., Washington & Lee Univ. 5.00%, 1/1/14	600	646
Virginia College Building Auth., Washington & Lee Univ. 5.75%, 1/1/34	5,000	5,426
Virginia Commonwealth Univ. Health System Auth., VRDN 3.48%, 7/1/37	2,200	2,200
Virginia HDA, Multi-Family, 4.75%, 11/1/38 (3)	5,225	4,397
Virginia HDA, Multi-Family, 5.05%, 10/1/10 (3)	400	415
Virginia HDA, Multi-Family, 5.45%, 2/1/12 (3)	1,150	1,180
Virginia HDA, Multi-Family, 5.50%, 2/1/13 (3)	1,175	1,199
Virginia HDA, Multi-Family, 5.50%, 5/1/13 (3)	1,000	1,019
Virginia HDA, Multi-Family, 5.60%, 11/1/18	5,160	5,256
Virginia HDA, Multi-Family, 5.60%, 3/1/25 (2)(3)	4,245	4,217
Virginia HDA, Multi-Family, 5.75%, 4/1/15	980	1,011
Virginia HDA, Single Family, 4.30%, 7/1/08 (2)	2,735	2,748
Virginia HDA, Single Family, 4.75%, 4/1/21 (3)	2,925	2,754
Virginia HDA, Single Family, 4.75%, 10/1/21 (3)	2,850	2,675
Virginia HDA, Single Family, 4.75%, 7/1/22 (3)	3,365	3,126
Virginia HDA, Single Family, 4.80%, 7/1/23 (3)	5,000	4,650

Virginia HDA, Single Family, 4.80%, 7/1/29 (3)	5,000	4,426
Virginia HDA, Single Family, 4.90%, 1/1/33 (3)	1,990	1,748
Virginia Polytechnic Institute & State Univ., Athletic Fac. 5.125%, 6/1/22 (6)	2,205	2,220
Virginia Polytechnic Institute & State Univ., Athletic Fac. 5.125%, 6/1/23 (6)	2,320	2,350
Virginia Port Auth., 5.00%, 7/1/20 (3)	1,960	1,939
Virginia Port Auth., 5.25%, 7/1/18 (2)(3)	1,665	1,696
Virginia Public School Auth., 5.00%, 8/1/17 (Prerefunded 8/1/09) (1)(2)	1,000	1,040
Virginia Public School Auth., GO, 5.00%, 8/1/21 (2)	9,500	9,645
Virginia Resources Auth., 5.00%, 11/1/29	1,000	969
Virginia Resources Auth., Clean Water, 5.00%, 10/1/23	1,250	1,253
Virginia Resources Auth., Clean Water, 5.625%, 10/1/22 (Prerefunded 10/1/10) (1)	1,450	1,546
Virginia Resources Auth., Hopewell Wastewater 5.75%, 10/1/21 (3)	1,335	1,356
Virginia Small Business Fin. Auth., Wellmont Health 5.25%, 9/1/37	3,000	2,668
Virginia Transportation Board, 5.00%, 5/15/24	1,030	1,030
Virginia Transportation Board, 5.00%, 5/15/25	3,740	3,727
Virginia Transportation Board, 5.70%, 5/15/19 (Prerefunded 5/15/09) (1)	1,000	1,045
Winchester, GO, 5.00%, 9/1/27	1,025	1,019
Winchester IDA, Valley Health, 5.125%, 1/1/31	10,000	9,282
Winchester IDA, Valley Health, 5.50%, 1/1/10 (6)	1,500	1,503
York County IDA, Electric & Power, 5.50%, 7/1/09	1,500	1,510
York County Sewer, 5.875%, 6/1/24 (Prerefunded 6/1/09) (1)	1,000	1,048
		506,995

PUERTO RICO 5.1%

Gov't. Dev. Bank for Puerto Rico, GO, 5.00%, 12/1/08	1,500	1,520

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Virginia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Financial futures contracts are valued at closing settlement prices. Swap agreements are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 29, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the year ended February 29, 2008, the fund was a party to interest rate swaps under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates. In order to mitigate counterparty risk and subject to specific contractual arrangements, the fund may receive eligible security collateral from such counterparties upon unrealized gain amounts reaching certain thresholds. Eligible security collateral generally includes debt securities issued by the U.S. government or related agencies. At February 29, 2008, no such collateral was received.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $182,581,000 and $139,045,000, respectively, for the year ended February 29, 2008. Purchases and sales of U.S. government securities aggregated $0 and $2,942,000, respectively, for the year ended February 29, 2008.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 29, 2008, were characterized as follows for tax purposes:

At February 29, 2008, the tax-basis components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and February 29 of each year as occurring on the first day of the following tax year. Consequently, $481,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2009. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 29, 2008, the fund had $1,868,000 of capital loss carryforwards that expire in fiscal 2016.

For the year ended February 29, 2008, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to per share rounding of distributions. Reclassifications between income and gain relate primarily to the character of market discount at time of sale. Results of operations and net assets were not affected by these reclassifications.

At February 29, 2008, the cost of investments for federal income tax purposes was $567,399,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 29, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 29, 2008, expenses incurred pursuant to these service agreements were $100,000 for Price Associates and $162,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of T. Rowe Price Virginia Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Virginia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $464,000 from long-term capital gains, subject to the 15% rate gains category

• $23,494,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1986	present); Director, Mercantile Bankshares (2002 to 2007); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
2001	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Eli Lilly and Company and
Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (10/92 to present)

*Each independent trustee oversees 122 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[122]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	State Tax-Free Income Trust
[38]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, State Tax-Free Income Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kathryn A. Floyd (1982)	Assistant Vice President, T. Rowe Price; formerly
Assistant Vice President, State Tax-Free	student, University of Virginia, McIntire School
Income Trust	of Commerce (to 2004)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, State Tax-Free	T. Rowe Price; Vice President, T. Rowe Price
Income Trust	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price Invest-
Vice President, State Tax-Free Income Trust	ment Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; Vice President,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, Inc., and T. Rowe Price Retire-
ment Plan Services, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, State Tax-Free Income Trust	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,263,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 18, 2008